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                                                                    EXHIBIT 10.4

OK-83-070794-2.64      Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301





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                 (Space above this line for recording purposes)


                            LOAN EXTENSION AGREEMENT
                    for Promissory Note and Mortgage held by
                                    NBC BANK

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1.    DATE AND PARTIES. The date of this Extension Agreement (Agreement) is May
      1, 1996 and the parties are the following:

      MORTGAGOR OF PROPERTY/BORROWER:
                  RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC.
                   an OKLAHOMA corporation
                   P.O. Box 175
                   RALSTON, OKLAHOMA 74650
                   Tax I.D. # 73-1379352

      BANK:
                  NBC BANK
                   an OKLAHOMA banking corporation
                   8th & Kihekah
                   P.O. Box 27
                   Pawhuska, Oklahoma 74056
                   Tax I.D. # 73-0368670

2. BACKGROUND. Borrower executed a promissory note payable to the order of Bank dated July 20, 1993, (Note) evidencing a loan (Loan) which Note is further described as follows: Note number 3172000, in the principal amount of $25,000.00, and payable on APRIL 15, 1996. As of the date of this Agreement, the principal balance on the Note is $16,610.22, and the accrued interest is $247.99. The total amount currently due on the Note is $16,858.21. Borrower and Bank hereby agree to extend the Note on the terms contained in this Agreement.

3. SECURITY. This Agreement is secured by the following type(s) (or items) of property (Collateral):

                                 REAL ESTATE

      The real property portion of the Collateral includes the following described property (Property) situated in PAWNEE County, OKLAHOMA, to-wit.

            LOT 9 AND LOT 10, BLOCK 13, IN THE ORIGINAL TOWNSITE OF RALSTON, ACCORDING TO THE RECORDED PLAT THEREOF.

      The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or not held by a bailee for the benefit of the Owner or owners, all: accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

4.    TERMS. Borrower shall pay Bank as follows:
            A. THE NOTE IS HEREBY AMENDED TO PROVIDE THAT FROM THE DATE OF THIS AGREEMENT, THE UNPAID PRINCIPAL OF $16,858.21 (PRINCIPAL) WILL ACCRUE INTEREST AT THE RATE OF 12.5% PER ANNUM (CONTRACT RATE) UNTIL THE NOTE MATURES OR THE OBLIGATION IS ACCELERATED. AFTER MATURITY OR ACCELERATION, THE UNPAID BALANCE SHALL BEAR INTEREST AT THE RATE SPECIFIED IN THE NOTE UNTIL PAID. THE LOAN AND THE NOTE ARE LIMITED TO THE MAXIMUM LAWFUL AMOUNT OF INTEREST (MAXIMUM LAWFUL INTEREST) PERMITTED UNDER FEDERAL AND STATE LAWS. IF THE INTEREST ACCRUED AND COLLECTED EXCEEDS THE MAXIMUM LAWFUL INTEREST AS OF THE TIME OF COLLECTION, SUCH EXCESS SHALL BE APPLIED TO REDUCE THE PRINCIPAL AMOUNT OUTSTANDING, UNLESS OTHERWISE REQUIRED BY LAW. IF OR WHEN NO PRINCIPAL AMOUNT IS OUTSTANDING, ANY EXCESS INTEREST SHALL BE REFUNDED TO BORROWER ACCORDING TO THE ACTUARIAL METHOD. INTEREST SHALL BE COMPUTED ON THE BASIS OF A 360-DAY YEAR AND THE ACTUAL NUMBER OF DAYS ELAPSED.
            B. PRINCIPAL AND ACCRUED INTEREST ARE DUE AND PAYABLE IN 18 EQUAL MONTHLY PAYMENTS OF $1,000.00 ON THE 15TH DAY OF EACH MONTH, BEGINNING MAY 15, 1996, OR THE DAY FOLLOWING IF THE PAYMENT DAY IS A HOLIDAY OR IS A NON-BUSINESS DAY FOR BANK. UNLESS PAID PRIOR TO MATURITY, THE LAST SCHEDULED PAYMENT PLUS ALL OTHER UNPAID PRINCIPAL, ACCRUED INTEREST, COSTS AND EXPENSES ARE DUE AND PAYABLE ON NOVEMBER 15, 1997, WHICH IS THE DATE OF MATURITY. THESE PAYMENT AMOUNTS ARE BASED UPON TIMELY PAYMENT OF EACH INSTALLMENT. ALL AMOUNTS SHALL BE PAID IN LEGAL U.S. CURRENCY. ANY PAYMENT MADE WITH A CHECK WILL CONSTITUTE PAYMENT ONLY WHEN COLLECTED.

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Extension Agreement               05/01/96                         Initials
RALSTON/FAIRFAX PWKY                                                      PAGE 1
        **READ ANY PAGE WHICH FOLLOWS FOR ANY REMAINING PROVISIONS.**
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OK-83-070794-2.64      Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301


5. WARRANTIES. To induce Bank to enter into this Agreement, Borrower warrants that:
            A. Borrower has no existing defenses or right of offset against the Note or any documents securing the Note.
            B. Borrower reaffirms all of the terms of the Note and any documents securing the Note.
            C. Since the Note was signed by Borrower, the ownership of the property securing the Note has not been altered nor has any lien or claim been filed or threatened to be filed against the property (other than Bank's lien securing the Note).

6. CONTINUATION OF PROVISIONS. Except as expressly modified in this Agreement, all of the provisions of the Note and any other documents securing the Note remain in full force and effect.

7.    GENERAL PROVISIONS.
            A. TIME IS OF THE ESSENCE. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Agreement.
            B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Borrower's strict performance of any provisions contained in this Agreement, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.
            C. AMENDMENT. The provisions contained in this Agreement may not be amended, except through a written amendment which is signed by Borrower and Bank.
            D. INTEGRATION CLAUSE. This written Agreement and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
            E. FURTHER ASSURANCES. Borrower, upon request of Bank, agrees to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure the Note or confirm any lien.
            F. GOVERNING LAW. This Agreement shall be governed by the laws of the State of OKLAHOMA, provided that such laws are not otherwise preempted by federal laws and regulations.
            G. FORUM AND VENUE. In the event of litigation pertaining to this Agreement, the exclusive forum, venue and place of jurisdiction shall be in the State of OKLAHOMA, unless otherwise designated in writing by Bank or otherwise required by law.
            H. SUCCESSORS. This Agreement shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Borrower may not assign, transfer or delegate any of the rights or obligations under this Agreement.
            I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.
            J. DEFINITIONS. The terms used in this Agreement, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Agreement.
            K PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Agreement are for convenience only and shall not be dispositive in interpreting or construing this Agreement.
            L. IF HELD UNENFORCEABLE. If any provision of this Agreement shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Agreement.
            M. CHANGE IN APPLICATION. Borrower will notify Bank in writing prior to any change in Borrower's name, address, or other application information.
            N. NOTICE. All notices under this Agreement must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower's name on page one of this Agreement. Any notice given by Borrower to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Agreement. Such addresses may be changed by written notice to the other party.

8. RECEIPT OF COPY. Borrower acknowledges receiving a copy of this Agreement.

            MORTGAGOR/BORROWER:

                  RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC.      [CORPORATE SEAL*]
                         AN OKLAHOMA CORPORATION

                         BY: /s/ L. WILLIAM HISER
                             ----------------------------
                             L. WILLIAM HISER, CHAIRMAN

                             /s/ STEPHEN L. LOWER
                             ----------------------------
                             STEPHEN L. LOWER, PRESIDENT


                             ----------------------------
                             ATTEST

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


      APPROVED: MAY 1, 1996

            BANK:

                  NBC BANK
                        AN OKLAHOMA BANKING CORPORATION        [CORPORATE SEAL*]

                        BY:
                             -----------------------------
                             T. BRENT BALLINGER, PRESIDENT


                             -----------------------------
                             ATTEST

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Extension Agreement               05/01/96                          Initials
RALSTON/FAIRFAX PWKY                                                      PAGE 2
        **READ ANY PAGE WHICH FOLLOWS FOR ANY REMAINING PROVISIONS.**

OK-83-070794-2.64      Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301


(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

STATE OF
         ------------------
                              ss:
COUNTY OF
         ------------------

Before me, a notary public in and for said County and State on this ___ day of _________, 19__, L. WILLIAM HISER, CHAIRMAN and STEPHEN L. LOWER, PRESIDENT to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument in said capacity, and acknowledged to me that (they) executed the same as (their) free and voluntary act and deed, and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.

My commission expires:

----------------------                  --------------------------------
                                                 NOTARY PUBLIC


STATE OF
         ------------------
                             ss:
COUNTY OF
         ------------------


Before me, a notary public in and for said County and State, on this ___ day of _________, 19__, personally appeared T. BRENT BALLINGER, PRESIDENT, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument in said capacity, and acknowledged to me that (he/she) executed the same as (his/her) free and voluntary act and deed, and as the free and voluntary act and deed of such banking corporation for the uses and purposes therein set forth. My commission expires:


----------------------                  --------------------------------
                                                 NOTARY PUBLIC

PLEASE RETURN THIS DOCUMENT AFTER RECORDING TO NBC BANK, 8TH & KIHEKAH, P.O. BOX 27, PAWHUSKA, OKLAHOMA 74056.

 THIS IS THE LAST PAGE OF A 3 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.

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Extension Agreement               05/01/96                          Initials
RALSTON/FAIRFAX PWKY                                                      PAGE 3
        **READ ANY PAGE WHICH FOLLOWS FOR ANY REMAINING PROVISIONS.**

OK-83-070794-2.64      Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301


                NOTICE AND CONSENT TO EXTENSION BY GUARANTOR

      GUARANTOR:

            AGNES WARREN
             3212 BLUE SAGE DRIVE
             WOODWARD, OK 73801
            L. WILLIAM HISER, JR.
             14 WESTWIND-DIAMOND HEAD
             SAND SPRINGS, OK 74063
            STEPHEN L. LOWER
             1100 W. FULTON
             BROKEN ARROW, OK 74012

      BANK:
            NBC BANK
             an OKLAHOMA banking corporation
             8th & Kihekah
             P.O. Box 27
             Pawhuska, Oklahoma 74056
             Tax I.D. # 73-0368670

NBC BANK hereby notifies Guarantor, and Guarantor acknowledges, that Borrower has requested an extension of the Loan and that Bank has agreed to modify the Loan, subject to the terms and conditions contained in an extension Agreement dated May 1, 1996, and executed by RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC. (Borrower). Guarantor unconditionally consents to such extension.

Except to the extent that the Extension Agreement expressly modifies the terms and conditions of the Loan, Guarantor acknowledges that the terms and conditions of the Note and Guaranty Agreement continue in full force and effect.

Dated:
      --------------------

      GUARANTOR:

            -------------------------
            AGNES WARREN
            INDIVIDUALLY

            /s/ L. WILLIAM HISER, JR.
            -------------------------
            L. WILLIAM HISER, JR.
            INDIVIDUALLY

            /s/ STEPHEN L. LOWER
            -------------------------
            STEPHEN L. LOWER
            INDIVIDUALLY

STATE OF              )
        --------------
                        ss:

COUNTY OF             )
         -------------

Before me, a notary public in and for said County and State, on this ____ day of _________, 19__, personally appeared AGNES WARREN, to me known to be the identical person who executed the within and foregoing instrument, and acknowledged to me that (he/she) executed the same as (his/her) free and voluntary act and deed for the uses and purposes therein set forth.
My commission expires:

----------------------                  --------------------------------

                                                  NOTARY PUBLIC


STATE OF              )
        --------------
                        ss:

COUNTY OF             )
         -------------

Before me, a notary public in and for said County and State, on this ____ day of _________, 19__, personally appeared L. WILLIAM HISER, to me known to be the identical person who executed the within and foregoing instrument, and acknowledged to me that (he/she) executed the same as (his/her) free and voluntary act and deed for the uses and purposes therein set forth.
My commission expires:

----------------------                  --------------------------------

                                                  NOTARY PUBLIC
STATE OF              )
        --------------
                        ss:

COUNTY OF             )
         -------------

Before me, a notary public in and for said County and State, on this ____ day of _________, 19__, personally appeared STEPHEN L. LOWER, to me known to be the identical person who executed the within and foregoing instrument, and acknowledged to me that (he/she) executed the same as (his/her) free and voluntary act and deed for the uses and purposes therein set forth.
My commission expires:

----------------------                  --------------------------------

                                                  NOTARY PUBLIC